Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Third Quarter 2022

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Fixed-Income Asset Class	22
Fixed-Income Credit Quality	23
Realized Gain (Loss), After-DAC	24
Select GAAP to Non-GAAP Reconciliations	25

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders and variable universal life insurance products with secondary guarantees (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated November 2, 2022, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1b

Lincoln Financial Group
Credit Ratings

Ratings as of November 2, 2022
Standard
	A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company	A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Revenues
Insurance premiums	$1,394	$1,420	$1,477	$1,498	$1,548	11.0%	$4,198	$4,523	7.7%
Fee income	1,996	1,628	1,568	1,506	1,527	-23.5%	5,258	4,602	-12.5%
Net investment income	1,576	1,445	1,412	1,369	1,326	-15.9%	4,670	4,108	-12.0%
Realized gain (loss)	85	(115)	29	522	220	158.8%	(97)	771	NM
Amortization of deferred gain on business
sold through reinsurance	9	19	19	19	18	100.0%	27	56	107.4%
Other revenues	181	207	182	190	159	-12.2%	571	529	-7.4%
Total revenues	5,241	4,604	4,687	5,104	4,798	-8.5%	14,627	14,589	-0.3%

Expenses
Interest credited	750	692	697	706	722	-3.7%	2,224	2,125	-4.5%
Benefits	2,122	2,251	2,565	2,890	5,106	140.6%	6,278	10,562	68.2%
Commissions and other expenses	1,906	1,328	1,236	1,127	1,358	-28.8%	4,462	3,721	-16.6%
Interest and debt expense	73	66	66	68	71	-2.7%	204	205	0.5%
Spark program expense	22	30	31	44	44	100.0%	57	118	107.0%
Impairment of intangibles	-	-	-	-	634	NM	-	634	NM
Total expenses	4,873	4,367	4,595	4,835	7,935	62.8%	13,225	17,365	31.3%
Income (loss) before taxes	368	237	92	269	(3,137)	NM	1,402	(2,776)	NM
Federal income tax expense (benefit)	50	17	(12)	31	(563)	NM	217	(543)	NM
Net income (loss)	318	220	104	238	(2,574)	NM	1,185	(2,233)	NM
Adjustment for deferred units of LNC stock
in our deferred compensation plans	-	-	(1)	(7)	(1)	NM	-	(8)	NM
Net income (loss) available to common
stockholders – diluted	$318	$220	$103	$231	$(2,575)	NM	$1,185	$(2,241)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.68	$1.20	$0.58	$1.34	$(15.17)	NM	$6.19	$(13.06)	NM

ROE, including AOCI
Net income (loss)	5.9%	4.2%	2.4%	8.0%	NM		7.5%	-25.4%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$100,862	$98,120	$90,561	$83,158	$77,446	-23.2%
U.S. government bonds	443	433	418	415	384	-13.3%
State and municipal bonds	6,901	6,621	6,001	5,523	5,089	-26.3%
Foreign government bonds	512	432	383	348	338	-34.0%
Residential mortgage-backed securities	2,935	2,525	2,338	2,181	2,048	-30.2%
Commercial mortgage-backed securities	1,594	1,599	1,592	1,557	1,549	-2.8%
Asset-backed securities	8,303	8,512	8,929	9,711	10,347	24.6%
Hybrid and redeemable preferred securities	535	504	473	472	371	-30.7%
Total fixed maturity AFS securities, net of allowance for credit losses	122,085	118,746	110,695	103,365	97,572	-20.1%
Trading securities	4,191	4,482	4,385	3,822	3,580	-14.6%
Equity securities	243	318	346	344	427	75.7%
Mortgage loans on real estate, net of allowance for credit losses	17,730	17,991	17,892	17,922	18,066	1.9%
Policy loans	2,379	2,364	2,339	2,368	2,347	-1.3%
Derivative investments	4,828	5,437	4,840	3,370	3,681	-23.8%
Other investments	4,069	4,292	4,127	4,054	3,820	-6.1%
Total investments	155,525	153,630	144,624	135,245	129,493	-16.7%
Cash and invested cash	2,614	2,612	1,960	1,567	1,472	-43.7%
DAC and VOBA	5,965	6,081	8,810	11,872	13,676	129.3%
Premiums and fees receivable	584	580	671	656	583	-0.2%
Accrued investment income	1,297	1,189	1,247	1,226	1,283	-1.1%
Reinsurance recoverables, net of allowance for credit losses	15,729	20,295	20,044	19,909	20,045	27.4%
Funds withheld reinsurance assets	526	517	510	506	501	-4.8%
Goodwill	1,778	1,778	1,778	1,778	1,144	-35.7%
Other assets	17,367	18,036	17,406	17,219	19,191	10.5%
Separate account assets	175,667	182,583	168,879	145,791	137,295	-21.8%
Total assets	$377,052	$387,301	$365,929	$335,769	$324,683	-13.9%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$40,641	$41,030	$39,773	$39,306	$41,716	2.6%
Other contract holder funds	109,297	111,702	112,901	115,127	118,174	8.1%
Short-term debt	300	300	-	-	500	66.7%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	867	867	867	867	0.1%
Financial	5,457	5,458	5,694	5,631	5,092	-6.7%
Reinsurance-related embedded derivatives	304	206	-	-	-	-100.0%
Funds withheld reinsurance liabilities	2,078	2,118	2,164	2,229	2,190	5.4%
Payables for collateral on investments	8,379	8,946	8,927	7,524	6,865	-18.1%
Other liabilities	12,893	13,819	12,012	10,106	9,767	-24.2%
Separate account liabilities	175,667	182,583	168,879	145,791	137,295	-21.8%
Total liabilities	355,882	367,029	351,217	326,581	322,466	-9.4%

Stockholders’ Equity
Common stock	4,956	4,735	4,586	4,546	4,534	-8.5%
Retained earnings	9,365	9,096	8,876	8,985	6,311	-32.6%
AOCI:
Unrealized investment gains (losses)	7,128	6,674	1,485	(4,104)	(8,384)	NM
Foreign currency translation adjustment	(14)	(14)	(19)	(33)	(47)	NM
Funded status of employee benefit plans	(265)	(219)	(216)	(206)	(197)	25.7%
Total AOCI	6,849	6,441	1,250	(4,343)	(8,628)	NM
Total stockholders’ equity	21,170	20,272	14,712	9,188	2,217	-89.5%
Total liabilities and stockholders’ equity	$377,052	$387,301	$365,929	$335,769	$324,683	-13.9%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Income (Loss)
Net income (loss)	$318	$220	$104	$238	$(2,574)	NM	$1,185	$(2,233)	NM
Pre-tax adjusted income (loss) from operations	354	320	333	463	(2,243)	NM	1,504	(1,447)	NM
After-tax adjusted income (loss) from operations (1)	307	286	294	391	(1,735)	NM	1,265	(1,050)	NM
Adjusted operating tax rate	13.3%	10.6%	11.5%	15.6%	22.6%		15.9%	27.4%

Average Stockholders’ Equity
Average equity, including AOCI	$21,458	$20,721	$17,492	$11,950	$5,702	-73.4%	$21,091	$11,715	-44.5%
Average AOCI	7,164	6,645	3,846	(1,547)	(6,485)	NM	7,043	(1,395)	NM
Average equity, excluding AOCI	$14,294	$14,076	$13,646	$13,497	$12,187	-14.7%	$14,048	$13,110	-6.7%

ROE, Excluding AOCI
Net income (loss)	8.9%	6.3%	3.0%	7.0%	-84.5%		11.2%	-22.7%
Adjusted income (loss) from operations	8.6%	8.1%	8.6%	11.6%	-57.0%		12.0%	-10.7%

Per Share
Net income (loss) (diluted)	$1.68	$1.20	$0.58	$1.34	$(15.17)	NM	$6.19	$(13.06)	NM
Adjusted income (loss) from operations (diluted)	1.62	1.56	1.66	2.23	(10.23)	NM	6.62	(6.17)	NM
Dividends declared during the period	0.42	0.45	0.45	0.45	0.45	7.1%	1.26	1.35	7.1%

Book value, including AOCI	$113.77	$114.41	$85.59	$53.97	$13.10	-88.5%	$113.77	$13.10	-88.5%
Per share impact of AOCI	36.81	36.36	7.27	(25.52)	(50.99)	NM	36.81	(50.99)	NM
Book value, excluding AOCI	$76.96	$78.05	$78.32	$79.49	$64.09	-16.7%	$76.96	$64.09	-16.7%

Shares
Repurchased during the period	3.1	9.1	5.8	1.8	1.0	-67.7%	7.2	8.7	20.8%
End-of-period – basic	186.1	177.2	171.9	170.2	169.2	-9.1%	186.1	169.2	-9.1%
Average for the period – basic	187.3	180.5	174.2	171.1	169.7	-9.4%	189.7	171.6	-9.5%
End-of-period – diluted	188.1	179.8	173.8	171.6	170.7	-9.3%	188.1	170.7	-9.3%
Average for the period – diluted	189.1	183.2	176.4	172.7	171.1	-9.5%	191.3	173.4	-9.4%

(1) See reconciliation to net income (loss) on page 25.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Cash Returned to Common Stockholders
Shares repurchased	$200	$650	$400	$100	$50	-75.0%	$455	$550	20.9%
Common dividends	79	78	80	77	77	-2.5%	240	234	-2.5%
Total cash returned to common stockholders	$279	$728	$480	$177	$127	-54.5%	$695	$784	12.8%

Leverage Ratio
Short-term debt	$300	$300	$-	$-	$500	66.7%
Long-term debt	6,323	6,325	6,561	6,498	5,959	-5.8%
Total debt (1)	6,623	6,625	6,561	6,498	6,459	-2.5%
Less:
Operating debt (2)	866	867	867	867	867	0.1%
Pre-funding of upcoming debt maturities	300	300	300	300	300	0.0%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	333	335	273	209	169	-49.2%
Total numerator	$4,822	$4,821	$4,819	$4,820	$4,821	0.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$14,042	$13,598	$13,227	$13,292	$10,601	-24.5%
Add: 25% of capital securities and subordinated
notes	302	302	302	302	302	0.0%
Total numerator	4,822	4,821	4,819	4,820	4,821	0.0%
Total denominator	$19,166	$18,721	$18,348	$18,414	$15,724	-18.0%

Leverage ratio	25.2%	25.8%	26.3%	26.2%	30.7%

Holding Company Available Liquidity	$754	$1,117	$755	$756	$756	0.3%

(1) Excludes obligations under finance leases and certain financing arrangements of $551 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$403	$391	$351	$295	$534	32.5%	$1,133	$1,180	4.1%
Retirement Plan Services	72	68	64	63	60	-16.7%	216	187	-13.4%
Life Insurance	113	97	65	139	(2,743)	NM	560	(2,539)	NM
Group Protection	(40)	(146)	(52)	75	46	215.0%	(15)	70	NM
Other Operations	(194)	(90)	(95)	(109)	(140)	27.8%	(390)	(345)	11.5%
Adjusted income (loss) from operations, before
income taxes	$354	$320	$333	$463	$(2,243)	NM	$1,504	$(1,447)	NM

Income (Loss) from Operations, After-Tax
Annuities	$338	$332	$302	$256	$449	32.8%	$951	$1,007	5.9%
Retirement Plan Services	60	57	55	54	52	-13.3%	178	161	-9.6%
Life Insurance	93	80	58	114	(2,160)	NM	455	(1,988)	NM
Group Protection	(32)	(115)	(41)	59	37	215.6%	(12)	55	NM
Other Operations	(152)	(68)	(80)	(92)	(113)	25.7%	(307)	(285)	7.2%
Adjusted income (loss) from operations	$307	$286	$294	$391	$(1,735)	NM	$1,265	$(1,050)	NM

	For the Three Months Ended						For the Trailing Twelve Months
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Sources of Earnings, Pre-Tax
Investment spread	$152	$113	$99	$128	$(919)	NM	$658	$(579)	NM
Mortality/morbidity	21	(81)	(11)	150	(1,620)	NM	327	(1,562)	NM
Fees on AUM	381	355	325	305	221	-42.0%	1,381	1,206	-12.7%
VA riders	(6)	23	15	(11)	215	NM	47	243	NM
Total sources of earnings, before income taxes	548	410	428	572	(2,103)	NM	2,413	(692)	NM
Other Operations	(194)	(90)	(95)	(109)	(140)	27.8%	(516)	(436)	15.5%
Adjusted income (loss) from operations, before
income taxes	$354	$320	$333	$463	$(2,243)	NM	$1,897	$(1,128)	NM

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	27.7%	27.6%	23.2%	22.3%	-43.7%		27.3%	-83.6%
Mortality/morbidity	3.9%	-19.7%	-2.6%	26.2%	-77.1%		13.6%	-225.8%
Fees on AUM	69.4%	86.5%	76.0%	53.3%	10.5%		57.2%	174.4%
VA riders	-1.0%	5.6%	3.4%	-1.8%	10.3%		1.9%	35.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Annuities
Operating revenues	$1,267	$1,282	$1,232	$1,169	$1,183	-6.6%	$3,720	$3,583	-3.7%
Deposits	2,707	3,011	2,705	2,702	3,262	20.5%	8,729	8,669	-0.7%
Net flows	(841)	(655)	(553)	(318)	319	137.9%	(1,913)	(551)	71.2%
Average account values, net of reinsurance	169,581	170,953	163,628	152,025	147,049	-13.3%	165,234	154,212	-6.7%

Retirement Plan Services
Operating revenues	$328	$335	$318	$315	$316	-3.7%	$989	$949	-4.0%
Deposits	2,411	3,000	3,367	2,943	2,799	16.1%	7,839	9,109	16.2%
Net flows	(21)	(380)	946	913	811	NM	843	2,670	216.7%
Average account values	96,723	98,008	95,843	90,628	88,194	-8.8%	93,448	91,642	-1.9%

Life Insurance
Operating revenues	$2,325	$1,844	$1,825	$1,800	$1,762	-24.2%	$6,293	$5,387	-14.4%
Deposits	1,324	1,872	1,334	1,439	1,386	4.7%	3,822	4,160	8.8%
Net flows	871	1,438	883	1,038	978	12.3%	2,544	2,898	13.9%
Average account values, net of reinsurance	59,642	51,067	51,236	49,380	47,742	-20.0%	58,902	49,453	-16.0%
Average in-force face amount	935,096	959,478	985,286	1,010,659	1,037,952	11.0%	917,556	1,011,299	10.2%

Group Protection
Operating revenues	$1,243	$1,252	$1,303	$1,323	$1,333	7.2%	$3,743	$3,959	5.8%
Insurance premiums	1,107	1,117	1,169	1,187	1,200	8.4%	3,333	3,556	6.7%

Consolidated
Adjusted operating revenues (1)	$5,205	$4,769	$4,718	$4,641	$4,630	-11.0%	$14,870	$13,989	-5.9%
Deposits	6,442	7,883	7,406	7,084	7,447	15.6%	20,390	21,938	7.6%
Net flows	9	403	1,276	1,633	2,108	NM	1,474	5,017	240.4%
Average account values, net of reinsurance	325,946	320,028	310,707	292,033	282,985	-13.2%	317,584	295,307	-7.0%

(1) See reconciliation to total revenues on page 25.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Sales
Annuities:
Indexed variable	$853	$977	$1,048	$1,220	$1,246	46.1%	$3,933	$3,515
Other variable without GLBs	739	787	605	422	374	-49.4%	2,032	1,399
Other variable with GLBs	773	834	678	536	475	-38.6%	2,153	1,689	-21.6%
Total variable	2,365	2,598	2,331	2,178	2,095	-11.4%	8,118	6,603	-18.7%
Fixed	342	413	374	524	1,167	241.2%	611	2,066	238.1%
Total Annuities	$2,707	$3,011	$2,705	$2,702	$3,262	20.5%	$8,729	$8,669	-0.7%
Percent with GLBs	28.6%	27.7%	25.1%	19.8%	14.6%		24.7%	19.5%
Percent with GLBs, including the impact of VA reinsurance	20.2%	20.8%	17.9%	14.0%	11.4%		19.8%	14.2%

Retirement Plan Services:
First-year sales	$745	$1,270	$1,198	$1,210	$991	33.0%	$2,541	$3,400	33.8%
Recurring deposits	1,666	1,730	2,169	1,733	1,808	8.5%	5,298	5,709	7.8%
Total Retirement Plan Services	$2,411	$3,000	$3,367	$2,943	$2,799	16.1%	$7,839	$9,109	16.2%

Life Insurance:
IUL/UL	$24	$42	$26	$27	$40	66.7%	$61	$93	52.5%
MoneyGuard®	26	36	22	24	22	-15.4%	65	69	6.2%
VUL	40	92	34	44	36	-10.0%	89	114	28.1%
Term	42	47	43	48	47	11.9%	106	138	30.2%
Executive Benefits	34	37	30	50	26	-23.5%	85	104	22.4%
Total Life Insurance	$166	$254	$155	$193	$171	3.0%	$406	$518	27.6%

Group Protection:
Life	$22	$163	$53	$62	$41	86.4%	$101	$157	55.4%
Disability	20	199	47	59	37	85.0%	85	143	68.2%
Dental	6	23	5	6	10	66.7%	16	21	31.3%
Total Group Protection	$48	$385	$105	$127	$88	83.3%	$202	$321	58.9%
Percent employee-paid	50.1%	35.0%	57.0%	48.5%	49.4%		58.6%	51.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Operating Revenues
Annuities	$1,267	$1,282	$1,232	$1,169	$1,183	-6.6%	$3,720	$3,583	-3.7%
Retirement Plan Services	328	335	318	315	316	-3.7%	989	949	-4.0%
Life Insurance	2,325	1,844	1,825	1,800	1,762	-24.2%	6,293	5,387	-14.4%
Group Protection	1,243	1,252	1,303	1,323	1,333	7.2%	3,743	3,959	5.8%
Other Operations	42	56	40	34	36	-14.3%	125	111	-11.2%
Total segment operating revenues	$5,205	$4,769	$4,718	$4,641	$4,630	-11.0%	$14,870	$13,989	-5.9%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$115	$125	$112	$108	$118	2.6%	$352	$338	-4.0%
Retirement Plan Services	70	80	69	69	75	7.1%	213	213	0.0%
Life Insurance	121	138	117	115	132	9.1%	365	365	0.0%
Group Protection	163	177	165	166	182	11.7%	482	513	6.4%
Other Operations	143	52	48	48	70	-51.0%	233	165	-29.2%
Total	$612	$572	$511	$506	$577	-5.7%	$1,645	$1,594	-3.1%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.1%	9.7%	9.1%	9.3%	10.0%		9.5%	9.4%
Retirement Plan Services	21.5%	23.8%	21.7%	21.8%	23.7%		21.5%	22.4%
Life Insurance	5.2%	7.5%	6.4%	6.4%	7.5%		5.8%	6.8%
Group Protection	13.1%	14.1%	12.7%	12.5%	13.7%		12.9%	13.0%
Other Operations	345.5%	96.8%	116.6%	141.5%	195.3%		186.3%	149.9%
Total	11.8%	12.0%	10.8%	10.9%	12.5%		11.1%	11.4%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$662	$642	$562	$559	$634	-4.2%	$1,797	$1,755	-2.3%
Commissions	656	760	654	656	659	0.5%	1,924	1,970	2.4%
Taxes, licenses and fees	79	89	98	83	82	3.8%	252	262	4.0%
Interest and debt expense	66	66	66	68	71	7.6%	196	205	4.6%
Expenses associated with reserve financing
and letters of credit	26	26	26	27	27	3.8%	76	80	5.3%
Total adjusted operating commissions and other
expenses incurred	1,489	1,583	1,406	1,393	1,473	-1.1%	4,245	4,272	0.6%

Less Amounts Capitalized
General and administrative expenses	(50)	(70)	(51)	(53)	(57)	-14.0%	(152)	(161)	-5.9%
Commissions	(253)	(361)	(265)	(281)	(283)	-11.9%	(745)	(828)	-11.1%
Taxes, licenses and fees	(9)	(15)	(11)	(10)	(9)	0.0%	(29)	(30)	-3.4%
Total amounts capitalized	(312)	(446)	(327)	(344)	(349)	-11.9%	(926)	(1,019)	-10.0%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,177	1,137	1,079	1,049	1,124	-4.5%	3,319	3,253	-2.0%

Amortization
Amortization of DAC, VOBA and other intangibles	821	263	289	250	381	-53.6%	1,386	920	-33.6%
Total operating commissions and other expenses	$1,998	$1,400	$1,368	$1,299	$1,505	-24.7%	$4,705	$4,173	-11.3%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Annuities
Earned rate on reserves	3.07%	3.06%	2.99%	3.09%	3.25%	18	3.15%	3.11%	(4)
Variable investment income on reserves (1)	0.28%	0.31%	0.23%	0.11%	0.01%	(27)	0.21%	0.12%	(9)
Net investment income yield on reserves	3.35%	3.37%	3.22%	3.20%	3.26%	(9)	3.36%	3.23%	(13)
Interest rate credited to contract holders	1.90%	1.82%	1.85%	1.90%	1.93%	3	1.97%	1.89%	(8)
Interest rate spread	1.45%	1.55%	1.37%	1.30%	1.33%	(12)	1.39%	1.34%	(5)
Base spreads excluding variable investment income	1.17%	1.24%	1.14%	1.19%	1.32%	15	1.18%	1.22%	4

Retirement Plan Services
Earned rate on reserves	3.56%	3.51%	3.45%	3.49%	3.62%	6	3.60%	3.52%	(8)
Variable investment income on reserves (1)	0.22%	0.39%	0.19%	0.14%	0.03%	(19)	0.20%	0.12%	(8)
Net investment income yield on reserves	3.78%	3.90%	3.64%	3.63%	3.65%	(13)	3.80%	3.64%	(16)
Interest rate credited to contract holders	2.65%	2.63%	2.55%	2.55%	2.57%	(8)	2.67%	2.56%	(11)
Interest rate spread	1.13%	1.27%	1.09%	1.08%	1.08%	(5)	1.13%	1.08%	(5)
Base spreads excluding variable investment income	0.91%	0.88%	0.90%	0.94%	1.05%	14	0.93%	0.96%	3

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.64%	4.67%	4.60%	4.50%	4.49%	(15)	4.68%	4.53%	(15)
Variable investment income on reserves (1)	1.23%	0.85%	0.54%	0.36%	-0.35%	(158)	1.22%	0.18%	(104)
Net investment income yield on reserves	5.87%	5.52%	5.14%	4.86%	4.14%	(173)	5.90%	4.71%	(119)
Interest rate credited to contract holders	3.76%	3.76%	3.77%	3.74%	3.79%	3	3.77%	3.77%	-
Interest rate spread	2.11%	1.76%	1.37%	1.12%	0.35%	(176)	2.13%	0.94%	(119)

Base spreads excluding alternative investments	1.05%	1.12%	1.06%	0.99%	0.93%	(12)	1.07%	0.99%	(8)
Base spreads assuming 10% annualized yield on alternative
investments	1.24%	1.35%	1.30%	1.25%	1.19%	(5)	1.26%	1.25%	(1)

Total (2)
Earned rate (3)	3.93%	3.80%	3.80%	3.77%	3.96%	3	3.94%	3.84%	(10)
Variable investment income (1) (3)	0.72%	0.53%	0.36%	0.22%	-0.14%	(86)	0.70%	0.15%	(55)
Net investment income yield (3)	4.65%	4.33%	4.16%	3.99%	3.82%	(83)	4.64%	3.99%	(65)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$30	$27	$30	$25	$57	90.0%	$89	$112	25.8%
Fee income	690	702	658	611	590	-14.5%	2,022	1,860	-8.0%
Net investment income	371	349	360	337	379	2.2%	1,052	1,076	2.3%
Operating realized gain (loss)	49	55	54	51	52	6.1%	152	157	3.3%
Amortization of deferred gain	7	7	6	6	6	-14.3%	19	19	0.0%
Other revenues	120	142	124	139	99	-17.5%	386	359	-7.0%
Total operating revenues	1,267	1,282	1,232	1,169	1,183	-6.6%	3,720	3,583	-3.7%
Operating expenses:
Interest credited	210	203	207	214	224	6.7%	608	646	6.3%
Benefits	135	138	152	180	(56)	NM	411	275	-33.1%
Commissions incurred	276	287	268	257	255	-7.6%	849	780	-8.1%
Other expenses incurred	258	280	260	243	251	-2.7%	776	753	-3.0%
Amounts capitalized	(113)	(132)	(118)	(110)	(117)	-3.5%	(384)	(345)	10.2%
Amortization	98	115	112	90	92	-6.1%	327	294	-10.1%
Total operating expenses	864	891	881	874	649	-24.9%	2,587	2,403	-7.1%
Income (loss) from operations before taxes	403	391	351	295	534	32.5%	1,133	1,180	4.1%
Federal income tax expense (benefit)	65	59	49	39	85	30.8%	182	173	-4.9%
Income (loss) from operations	$338	$332	$302	$256	$449	32.8%	$951	$1,007	5.9%

Effective Federal Income Tax Rate	16.1%	15.1%	14.0%	13.1%	15.9%		16.1%	14.6%

Average Equity, Excluding Goodwill and AOCI	$5,282	$5,310	$5,298	$5,665	$6,266	18.6%	$5,143	$5,743	11.7%

ROE, Excluding Goodwill and AOCI	25.6%	25.0%	22.8%	18.1%	28.7%		24.7%	23.4%

Return on Average Account Values	80	78	74	67	122	42	77	87	10

Income (Loss) from Operations
Variable annuity	287	295	269	230	401	39.7%	840	900	7.1%
Fixed annuity	51	37	33	26	48	-5.9%	111	107	-3.6%

Account Values, Net of Reinsurance – End of Period
Variable account values without GLBs	$65,223	$69,625	$66,584	$59,163	$57,749	-11.5%	$65,223	$57,749	-11.5%
Variable account values with GLBs	84,320	86,234	78,837	68,468	64,057	-24.0%	84,320	64,057	-24.0%
Fixed account values	16,804	16,866	16,723	16,621	16,974	1.0%	16,804	16,974	1.0%
Total account values	166,347	172,725	162,144	144,252	138,780	-16.6%	166,347	138,780
Percent variable account values with GLBs	50.7%	49.9%	48.6%	47.5%	46.2%		50.7%	46.2%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$75	$76	$70	$65	$64	-14.7%	$220	$199	-9.5%
Net investment income	245	250	238	241	244	-0.4%	742	723	-2.6%
Other revenues	8	9	10	9	8	0.0%	27	27	0.0%
Total operating revenues	328	335	318	315	316	-3.7%	989	949	-4.0%
Operating expenses:
Interest credited	153	154	152	156	161	5.2%	462	469	1.5%
Benefits	1	1	1	1	1	0.0%	2	2	0.0%
Commissions incurred	21	21	20	18	20	-4.8%	63	58	-7.9%
Other expenses incurred	78	89	79	76	82	5.1%	236	237	0.4%
Amounts capitalized	(5)	(7)	(5)	(5)	(6)	-20.0%	(15)	(15)	0.0%
Amortization	8	9	7	6	(2)	NM	25	11	-56.0%
Total operating expenses	256	267	254	252	256	0.0%	773	762	-1.4%
Income (loss) from operations before taxes	72	68	64	63	60	-16.7%	216	187	-13.4%
Federal income tax expense (benefit)	12	11	9	9	8	-33.3%	38	26	-31.6%
Income (loss) from operations	$60	$57	$55	$54	$52	-13.3%	$178	$161	-9.6%

Effective Federal Income Tax Rate	16.8%	16.3%	13.7%	15.5%	13.2%		17.4%	14.1%

Average Equity, Excluding Goodwill and AOCI	$1,492	$1,477	$1,534	$1,618	$1,696	13.7%	$1,518	$1,616	6.5%

ROE, Excluding Goodwill and AOCI	16.1%	15.4%	14.4%	13.3%	12.2%		15.7%	13.3%

Return on Average Account Values	25	23	23	24	24	(1)	25	23	(2)

Pre-tax Net Margin	41.2%	37.6%	38.6%	39.8%	38.5%		41.0%	39.0%

Net Flows by Market
Small Market	$(43)	$98	$(116)	$80	$157	NM	$35	$121	245.7%
Mid - Large Market	423	(58)	1,350	1,074	906	114.2%	1,858	3,329	79.2%
Multi-Fund® and Other	(401)	(420)	(288)	(241)	(252)	37.2%	(1,050)	(780)	25.7%

Net Flows – Trailing Twelve Months	$1,183	$464	$1,062	$1,458	$2,290	93.6%	$1,183	$2,290	93.6%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$256	$266	$277	$283	$289	12.9%	$767	$849	10.7%
Fee income	1,230	848	846	840	876	-28.8%	3,014	2,561	-15.0%
Net investment income	832	716	688	665	586	-29.6%	2,493	1,939	-22.2%
Operating realized gain (loss)	-	(4)	1	(2)	(3)	NM	(4)	(4)	0.0%
Amortization of deferred gain on
business sold through reinsurance	3	13	12	12	12	300.0%	8	37	NM
Other revenues	4	5	1	2	2	-50.0%	15	5	-66.7%
Total operating revenues	2,325	1,844	1,825	1,800	1,762	-24.2%	6,293	5,387	-14.4%
Operating expenses:
Interest credited	375	322	325	329	329	-12.3%	1,117	982	-12.1%
Benefits	976	1,126	1,126	1,041	3,736	282.8%	3,148	5,903	87.5%
Commissions incurred	153	236	156	176	177	15.7%	403	509	26.3%
Other expenses incurred	201	234	202	199	208	3.5%	604	609	0.8%
Amounts capitalized	(175)	(276)	(182)	(204)	(202)	-15.4%	(468)	(588)	-25.6%
Amortization	682	105	133	120	257	-62.3%	929	511	-45.0%
Total operating expenses	2,212	1,747	1,760	1,661	4,505	103.7%	5,733	7,926	38.3%
Income (loss) from operations before taxes	113	97	65	139	(2,743)	NM	560	(2,539)	NM
Federal income tax expense (benefit)	20	17	7	25	(583)	NM	105	(551)	NM
Income (loss) from operations	$93	$80	$58	$114	$(2,160)	NM	$455	$(1,988)	NM

Effective Federal Income Tax Rate	17.6%	17.1%	11.3%	17.6%	21.3%		18.8%	21.7%

Average Equity, Excluding Goodwill and AOCI	$9,245	$8,971	$8,831	$9,294	$8,213	-11.2%	$9,063	$8,779	-3.1%

ROE, Excluding Goodwill and AOCI	4.0%	3.6%	2.6%	4.9%	NM		6.7%	-30.2%

Average Account Values, Net of Reinsurance	$59,642	$51,067	$51,236	$49,380	$47,742	-20.0%	$58,902	$49,453	-16.0%

In-Force Face Amount
UL and other	$357,624	$362,106	$361,490	$361,565	$362,098	1.3%	$357,624	$362,098	1.3%
Term insurance	587,372	611,854	635,123	663,140	689,101	17.3%	587,372	689,101	17.3%
Total in-force face amount	$944,996	$973,960	$996,613	$1,024,705	$1,051,199	11.2%	$944,996	$1,051,199	11.2%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,107	$1,117	$1,169	$1,187	$1,200	8.4%	$3,333	$3,556	6.7%
Net investment income	91	90	85	86	83	-8.8%	276	254	-8.0%
Other revenues	45	45	49	50	50	11.1%	134	149	11.2%
Total operating revenues	1,243	1,252	1,303	1,323	1,333	7.2%	3,743	3,959	5.8%
Operating expenses:
Interest credited	1	2	1	2	1	0.0%	4	4	0.0%
Benefits	971	1,072	1,027	926	939	-3.3%	2,818	2,892	2.6%
Commissions incurred	88	95	94	96	101	14.8%	266	291	9.4%
Other expenses incurred	209	225	217	214	235	12.4%	626	667	6.5%
Amounts capitalized	(19)	(30)	(21)	(24)	(23)	-21.1%	(61)	(69)	-13.1%
Amortization	33	34	37	34	34	3.0%	105	104	-1.0%
Total operating expenses	1,283	1,398	1,355	1,248	1,287	0.3%	3,758	3,889	3.5%
Income (loss) from operations before taxes	(40)	(146)	(52)	75	46	215.0%	(15)	70	NM
Federal income tax expense (benefit)	(8)	(31)	(11)	16	9	212.5%	(3)	15	NM
Income (loss) from operations	$(32)	$(115)	$(41)	$59	$37	215.6%	$(12)	$55	NM

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,759	$2,810	$2,899	$2,988	$3,012	9.2%	$2,736	$2,966	8.4%

ROE, Excluding Goodwill and AOCI	-4.6%	-16.4%	-5.6%	7.9%	4.9%		-0.6%	2.5%

Loss Ratios by Product Line
Life	105.1%	108.7%	91.0%	80.5%	71.6%		95.2%	81.0%
Disability	77.7%	90.2%	87.2%	76.7%	83.2%		78.5%	82.3%
Dental	75.7%	71.1%	71.1%	76.9%	72.0%		78.0%	73.3%
Total	87.8%	96.1%	88.0%	78.2%	78.3%		84.7%	81.4%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$10	$1	$3	$2	100.0%	$9	$6	-33.3%
Net investment income	37	40	41	40	34	-8.1%	107	116	8.4%
Other revenues	4	6	(2)	(9)	-	-100.0%	9	(11)	NM
Total operating revenues	42	56	40	34	36	-14.3%	125	111	-11.2%
Operating expenses:
Interest credited	10	10	12	9	9	-10.0%	32	30	-6.3%
Benefits	21	21	14	21	24	14.3%	59	60	1.7%
Commissions and other expenses	117	19	12	1	28	-76.1%	171	43	-74.9%
Interest and debt expense	66	66	66	68	71	7.6%	196	205	4.6%
Spark program expense	22	30	31	44	44	100.0%	57	118	107.0%
Total operating expenses	236	146	135	143	176	-25.4%	515	456	-11.5%
Income (loss) from operations before taxes	(194)	(90)	(95)	(109)	(140)	27.8%	(390)	(345)	11.5%
Federal income tax expense (benefit)	(42)	(22)	(15)	(17)	(27)	35.7%	(83)	(60)	27.7%
Income (loss) from operations	$(152)	$(68)	$(80)	$(92)	$(113)	25.7%	$(307)	$(285)	7.2%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$6,472	$6,169	$6,284	$9,020	$12,087	86.8%	$6,025	$6,284	4.3%
Business acquired (sold) through reinsurance	-	(650)	-	-	-	NM	-	-	NM
Deferrals	312	446	328	345	350	12.2%	932	1,023	9.8%
Operating amortization	(820)	(259)	(284)	(245)	(375)	54.3%	(1,378)	(905)	34.3%
Deferrals, net of operating amortization	(508)	187	44	100	(25)	95.1%	(446)	118	126.5%
Amortization associated with benefit ratio unlocking	4	(11)	36	64	35	NM	(13)	134	NM
Adjustment related to realized (gains) losses	10	36	(37)	(131)	(35)	NM	51	(201)	NM
Adjustment related to unrealized (gains) losses	191	553	2,693	3,034	1,834	NM	552	7,561	NM
Balance as of end-of-period	$6,169	$6,284	$9,020	$12,087	$13,896	125.3%	$6,169	$13,896	125.3%

DFEL
Balance as of beginning-of-period	$433	$396	$415	$1,363	$4,097	NM	$401	$415	3.5%
Business acquired (sold) through reinsurance	-	(290)	-	-	-	NM	-	-	NM
Deferrals	251	294	256	270	273	8.8%	722	800	10.8%
Operating amortization	(522)	(147)	(151)	(145)	(190)	63.6%	(831)	(486)	41.5%
Deferrals, net of operating amortization	(271)	147	105	125	83	130.6%	(109)	314	NM
Amortization associated with benefit ratio unlocking	1	(1)	6	10	3	200.0%	(2)	18	NM
Adjustment related to realized (gains) losses	(8)	(1)	(6)	(12)	(18)	NM	(10)	(35)	NM
Adjustment related to unrealized (gains) losses	241	164	843	2,611	1,587	NM	116	5,040	NM
Balance as of end-of-period	$396	$415	$1,363	$4,097	$5,752	NM	$396	$5,752	NM

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,561	$4,637	$6,049	$6,312	$6,434	41.1%	$4,561	$6,434	41.1%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Fixed Annuities
Balance as of beginning-of-period	$24,840	$24,642	$24,728	$24,475	$24,253	-2.4%	$25,405	$24,728	-2.7%
Gross deposits	342	413	374	524	1,167	241.2%	611	2,066	238.1%
Full surrenders and deaths	(489)	(415)	(420)	(457)	(489)	0.0%	(1,464)	(1,366)	6.7%
Other contract benefits	(163)	(198)	(171)	(176)	(167)	-2.5%	(419)	(513)	-22.4%
Net flows	(310)	(200)	(217)	(109)	511	264.8%	(1,272)	187	114.7%
Contract holder assessments	(20)	(17)	(15)	(12)	(10)	50.0%	(66)	(39)	40.9%
Reinvested interest credited	132	303	(21)	(101)	82	-37.9%	575	(40)	NM
Balance as of end-of-period, gross	24,642	24,728	24,475	24,253	24,836	0.8%	24,642	24,836	0.8%
Reinsurance ceded	(7,838)	(7,862)	(7,752)	(7,632)	(7,862)	-0.3%	(7,838)	(7,862)	-0.3%
Balance as of end-of-period, net	$16,804	$16,866	$16,723	$16,621	$16,974	1.0%	$16,804	$16,974	1.0%

Variable Annuities
Balance as of beginning-of-period	$151,396	$149,550	$155,866	$145,428	$127,639	-15.7%	$140,313	$155,866	11.1%
Gross deposits	2,365	2,598	2,331	2,178	2,095	-11.4%	8,118	6,603	-18.7%
Full surrenders and deaths	(1,875)	(1,858)	(1,567)	(1,366)	(1,302)	30.6%	(5,647)	(4,234)	25.0%
Other contract benefits	(1,021)	(1,195)	(1,100)	(1,021)	(985)	3.5%	(3,112)	(3,107)	0.2%
Net flows	(531)	(455)	(336)	(209)	(192)	63.8%	(641)	(738)	-15.1%
Contract holder assessments	(723)	(727)	(692)	(655)	(638)	11.8%	(2,112)	(1,986)	6.0%
Change in market value and reinvestment	(592)	7,498	(9,410)	(16,925)	(4,995)	NM	11,990	(31,328)	NM
Balance as of end-of-period, gross	149,550	155,866	145,428	127,639	121,814	-18.5%	149,550	121,814	-18.5%
Reinsurance ceded	(7)	(7)	(7)	(8)	(8)	-14.3%	(7)	(8)	-14.3%
Balance as of end-of-period, net	$149,543	$155,859	$145,421	$127,631	$121,806	-18.5%	$149,543	$121,806	-18.5%

Total
Balance as of beginning-of-period	$176,236	$174,192	$180,594	$169,903	$151,892	-13.8%	$165,718	$180,594	9.0%
Gross deposits	2,707	3,011	2,705	2,702	3,262	20.5%	8,729	8,669	-0.7%
Full surrenders and deaths	(2,364)	(2,273)	(1,987)	(1,823)	(1,791)	24.2%	(7,111)	(5,600)	21.2%
Other contract benefits	(1,184)	(1,393)	(1,271)	(1,197)	(1,152)	2.7%	(3,531)	(3,620)	-2.5%
Net flows	(841)	(655)	(553)	(318)	319	137.9%	(1,913)	(551)	71.2%
Contract holder assessments	(743)	(744)	(707)	(667)	(648)	12.8%	(2,178)	(2,025)	7.0%
Change in market value and reinvestment	(460)	7,801	(9,431)	(17,026)	(4,913)	NM	12,565	(31,368)	NM
Balance as of end-of-period, gross	174,192	180,594	169,903	151,892	146,650	-15.8%	174,192	146,650	-15.8%
Reinsurance ceded	(7,845)	(7,869)	(7,759)	(7,640)	(7,870)	-0.3%	(7,845)	(7,870)	-0.3%
Balance as of end-of-period, net	$166,347	$172,725	$162,144	$144,252	$138,780	-16.6%	$166,347	$138,780	-16.6%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
General Account
Balance as of beginning-of-period	$22,995	$23,152	$23,639	$23,958	$24,917	8.4%	$22,916	$23,639	3.2%
Gross deposits	504	908	572	1,132	702	39.3%	1,417	2,405	69.7%
Withdrawals	(647)	(631)	(554)	(485)	(575)	11.1%	(1,820)	(1,614)	11.3%
Net flows	(143)	277	18	647	127	188.8%	(403)	791	296.3%
Transfers between fixed and variable accounts	149	59	154	160	69	-53.7%	188	385	104.8%
Contract holder assessments	(3)	(4)	(3)	(3)	(3)	0.0%	(10)	(10)	0.0%
Reinvestment interest credited	154	155	150	155	162	5.2%	461	467	1.3%
Balance as of end-of-period	$23,152	$23,639	$23,958	$24,917	$25,272	9.2%	$23,152	$25,272	9.2%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$72,913	$72,454	$75,475	$71,385	$61,789	-15.3%	$65,391	$75,475	15.4%
Gross deposits	1,907	2,092	2,795	1,811	2,097	10.0%	6,422	6,704	4.4%
Withdrawals	(1,785)	(2,749)	(1,867)	(1,545)	(1,413)	20.8%	(5,176)	(4,825)	6.8%
Net flows	122	(657)	928	266	684	NM	1,246	1,879	50.8%
Transfers between fixed and variable accounts	(154)	(77)	(230)	(9)	(41)	73.4%	(338)	(282)	16.6%
Contract holder assessments	(66)	(67)	(64)	(60)	(57)	13.6%	(193)	(181)	6.2%
Change in market value and reinvestment	(361)	3,822	(4,724)	(9,793)	(3,303)	NM	6,348	(17,819)	NM
Balance as of end-of-period	$72,454	$75,475	$71,385	$61,789	$59,072	-18.5%	$72,454	$59,072	-18.5%

Total
Balance as of beginning-of-period	$95,908	$95,606	$99,114	$95,343	$86,706	-9.6%	$88,307	$99,114	12.2%
Gross deposits	2,411	3,000	3,367	2,943	2,799	16.1%	7,839	9,109	16.2%
Withdrawals	(2,432)	(3,380)	(2,421)	(2,030)	(1,988)	18.3%	(6,996)	(6,439)	8.0%
Net flows	(21)	(380)	946	913	811	NM	843	2,670	216.7%
Transfers between fixed and variable accounts	(5)	(18)	(76)	151	28	NM	(150)	103	168.7%
Contract holder assessments	(69)	(71)	(67)	(63)	(60)	13.0%	(203)	(191)	5.9%
Change in market value and reinvestment	(207)	3,977	(4,574)	(9,638)	(3,141)	NM	6,809	(17,352)	NM
Balance as of end-of-period	$95,606	$99,114	$95,343	$86,706	$84,344	-11.8%	$95,606	$84,344	-11.8%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
General Account
Balance as of beginning-of-period	$38,013	$37,969	$38,094	$37,921	$37,817	-0.5%	$38,136	$38,094	-0.1%
Deposits	894	1,050	878	880	925	3.5%	2,689	2,683	-0.2%
Withdrawals and deaths	(237)	(213)	(315)	(226)	(271)	-14.3%	(776)	(814)	-4.9%
Net flows	657	837	563	654	654	-0.5%	1,913	1,869	-2.3%
Contract holder assessments	(1,086)	(1,107)	(1,131)	(1,096)	(1,101)	-1.4%	(3,235)	(3,327)	-2.8%
Reinvested interest credited	385	395	395	338	331	-14.0%	1,155	1,065	-7.8%
Balance as of end-of-period, gross	37,969	38,094	37,921	37,817	37,701	-0.7%	37,969	37,701	-0.7%
Reinsurance ceded	(620)	(5,562)	(5,544)	(5,549)	(5,533)	NM	(620)	(5,533)	NM
Balance as of end-of-period, net	$37,349	$32,532	$32,377	$32,268	$32,168	-13.9%	$37,349	$32,168	-13.9%

Separate Account
Balance as of beginning-of-period	$23,361	$23,250	$24,907	$23,464	$20,363	-12.8%	$21,078	$24,907	18.2%
Deposits	430	822	456	559	461	7.2%	1,133	1,477	30.4%
Withdrawals and deaths	(216)	(221)	(136)	(175)	(137)	36.6%	(502)	(448)	10.8%
Net flows	214	601	320	384	324	51.4%	631	1,029	63.1%
Contract holder assessments	(211)	(247)	(218)	(230)	(231)	-9.5%	(611)	(679)	-11.1%
Change in market value and reinvestment	(114)	1,303	(1,545)	(3,255)	(1,064)	NM	2,152	(5,865)	NM
Balance as of end-of-period, gross	23,250	24,907	23,464	20,363	19,392	-16.6%	23,250	19,392	-16.6%
Reinsurance ceded	(1,018)	(5,593)	(5,215)	(4,498)	(4,209)	NM	(1,018)	(4,209)	NM
Balance as of end-of-period, net	$22,232	$19,314	$18,249	$15,865	$15,183	-31.7%	$22,232	$15,183	-31.7%

Total
Balance as of beginning-of-period	$61,374	$61,219	$63,001	$61,385	$58,180	-5.2%	$59,214	$63,001	6.4%
Deposits	1,324	1,872	1,334	1,439	1,386	4.7%	3,822	4,160	8.8%
Withdrawals and deaths	(453)	(434)	(451)	(401)	(408)	9.9%	(1,278)	(1,262)	1.3%
Net flows	871	1,438	883	1,038	978	12.3%	2,544	2,898	13.9%
Contract holder assessments	(1,297)	(1,354)	(1,349)	(1,326)	(1,332)	-2.7%	(3,846)	(4,006)	-4.2%
Change in market value and reinvestment	271	1,698	(1,150)	(2,917)	(733)	NM	3,307	(4,800)	NM
Balance as of end-of-period, gross	61,219	63,001	61,385	58,180	57,093	-6.7%	61,219	57,093	-6.7%
Reinsurance ceded	(1,638)	(11,155)	(10,759)	(10,047)	(9,742)	NM	(1,638)	(9,742)	NM
Balance as of end-of-period, net	$59,581	$51,846	$50,626	$48,133	$47,351	-20.5%	$59,581	$47,351	-20.5%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 9/30/21		As of 12/31/21		As of 9/30/22
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost
Industry corporate bonds:
Financial services	$16,476	15.3%	$16,438	15.6%	$17,676	15.9%
Basic industry	4,634	4.3%	4,436	4.2%	4,371	3.9%
Capital goods	7,457	6.9%	7,316	7.0%	7,440	6.7%
Communications	4,379	4.1%	4,124	3.9%	4,237	3.8%
Consumer cyclical	5,718	5.3%	5,811	5.5%	6,082	5.5%
Consumer non-cyclical	17,254	16.1%	16,905	16.1%	17,161	15.5%
Energy	5,351	5.0%	4,932	4.7%	4,869	4.4%
Technology	5,213	4.9%	5,173	4.9%	5,562	5.0%
Transportation	3,425	3.2%	3,414	3.2%	3,583	3.2%
Industrial other	2,090	1.9%	2,159	2.1%	2,251	2.0%
Utilities	14,288	13.3%	13,785	13.0%	14,072	12.8%
Government-related entities	1,937	1.8%	1,863	1.8%	1,801	1.6%
Residential mortgage-backed securities ("RMBS")
Agency backed	2,302	2.1%	1,973	1.9%	1,867	1.7%
Non-agency backed	384	0.4%	360	0.3%	372	0.3%
Commercial mortgage-backed securities ("CMBS")	1,528	1.4%	1,552	1.5%	1,789	1.6%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	6,435	6.0%	6,356	6.0%	8,242	7.4%
Other ABS	1,751	1.6%	2,083	2.0%	3,094	2.8%
Municipals	5,543	5.2%	5,322	5.1%	5,412	4.9%
Government:
United States	385	0.4%	375	0.4%	410	0.4%
Foreign	455	0.4%	373	0.4%	377	0.3%
Hybrid & redeemable preferred securities	437	0.4%	408	0.4%	372	0.3%
Total fixed maturity AFS securities, net of allowance for credit losses, at amortized cost	107,442	100.0%	105,158	100.0%	111,040	100.0%
Trading Securities	3,828		4,170		3,978
Equity Securities	216		285		395
Total fixed maturity AFS, trading and equity securities	$111,486		$109,613		$115,413

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 9/30/21		As of 12/31/21		As of 9/30/22
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$59,792	55.6%	$58,542	55.7%	$63,105	56.8%
NAIC 2 (BBB)	43,659	40.6%	42,797	40.7%	44,086	39.7%
Total investment grade	103,451	96.2%	101,339	96.4%	107,191	96.5%

NAIC 3 (BB)	2,561	2.4%	2,278	2.1%	2,203	2.0%
NAIC 4 (B)	1,306	1.2%	1,424	1.4%	1,597	1.5%
NAIC 5 (CCC and lower)	53	0.0%	51	0.0%	47	0.0%
NAIC 6 (in or near default)	71	0.1%	66	0.1%	2	0.0%
Total below investment grade	3,991	3.7%	3,819	3.6%	3,849	3.5%
Total	$107,442	100.0%	$105,158	100.0%	$111,040	100.0%

Commercial Mortgage Loans, at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,971	81.7%	$14,028	81.7%	$13,550	80.3%
CM2 (BBB)	2,844	16.6%	2,878	16.8%	3,109	18.4%
CM3-7 (BB and lower)	284	1.7%	265	1.5%	226	1.3%
Total	$17,099	100.0%	$17,171	100.0%	$16,885	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, at Amortized Cost (1)(2)
AAA-A	$73,763	59.2%	$72,570	59.3%	$76,655	59.9%
BBB	46,503	37.3%	45,675	37.3%	47,195	36.9%
BB and lower	4,275	3.5%	4,084	3.4%	4,075	3.2%
Total	$124,541	100.0%	$122,329	100.0%	$127,925	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$49	$51	$55	$49	$49	0.0%	$148	$153	3.4%
Total excluded realized gain (loss)	36	(166)	(26)	473	171	NM	(245)	618	NM
Total realized gain (loss), pre-tax	$85	$(115)	$29	$522	$220	158.8%	$(97)	$771	NM

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$28	$26	$13	$(5)	$(7)	NM	$53	$-	-100.0%
Credit loss benefit (expense) on reinsurance-related assets	(2)	6	(3)	(1)	(103)	NM	(5)	(107)	NM
Credit loss benefit (expense) on other financial assets	(7)	(1)	(1)	(3)	(5)	28.6%	(8)	(9)	-12.5%
Realized gain (loss) related to certain financial assets	(4)	(6)	(7)	(5)	(40)	NM	(9)	(54)	NM
Realized gain (loss) on equity securities	3	4	3	(6)	2	-33.3%	28	-	-100.0%
Realized gain (loss) on the mark-to-market on certain
instruments	8	34	(9)	-	48	NM	26	40	53.8%
Total realized gain (loss) related to financial
instruments and reinsurance-related assets	26	63	(4)	(20)	(105)	NM	85	(130)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	(4)	(78)	(247)	(183)	(82)	NM	(32)	(512)	NM
GLB non-performance risk component	(2)	(47)	18	74	(11)	NM	(148)	81	154.7%
Total variable annuity net derivative results	(6)	(125)	(229)	(109)	(93)	NM	(180)	(431)	NM
Indexed annuity forward-starting option	(3)	7	43	(3)	2	166.7%	21	41	95.2%
Excluded realized gain (loss), including
benefit ratio unlocking	17	(55)	(190)	(132)	(196)	NM	(74)	(520)	NM
Less: benefit ratio unlocking on GDB
and GLB riders	(12)	77	(170)	(506)	(330)	NM	119	(1,007)	-30.0%
Total excluded realized gain (loss), after-tax	$29	$(132)	$(20)	$374	$134	NM	$(193)	$487	9.1%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Nine Months Ended
	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Change	9/30/21	9/30/22	Change
Revenues
Total revenues	$5,241	$4,604	$4,687	$5,104	$4,798	-8.5%	$14,627	$14,589	-0.3%
Less:
Excluded realized gain (loss)	36	(166)	(26)	473	171	NM	(245)	618	NM
Amortization of DFEL associated with
benefit ratio unlocking	-	1	(5)	(10)	(3)	NM	2	(18)	NM
Adjusted operating revenues	$5,205	$4,769	$4,718	$4,641	$4,630	-11.0%	$14,870	$13,989	-5.9%

Net Income
Net income (loss)	$318	$220	$104	$238	$(2,574)	NM	$1,185	$(2,233)	NM
Less:
Excluded realized gain (loss), after-tax	29	(132)	(20)	374	134	NM	(193)	487	NM
Benefit ratio unlocking, after-tax	(12)	77	(170)	(527)	(339)	NM	119	(1,036)	NM
Impairment of intangibles	-	-	-	-	(634)	NM	-	(634)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	(11)	-	-	-	NM	-	-	NM
Gain (loss) on modification or early extinguishment
of debt, after-tax	(6)	-	-	-	-	100.0%	(6)	-	100.0%
Total adjustments	11	(66)	(190)	(153)	(839)	NM	(80)	(1,183)	NM
Adjusted income (loss) from operations	$307	$286	$294	$391	$(1,735)	NM	$1,265	$(1,050)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.68	$1.20	$0.58	$1.34	$(15.17)	NM	$6.19	$(13.06)	NM
Less:
Excluded realized gain (loss), after-tax	0.15	(0.72)	(0.11)	2.16	0.79	NM	(1.01)	2.84	NM
Benefit ratio unlocking, after-tax	(0.06)	0.42	(0.97)	(3.05)	(2.00)	NM	0.61	(6.04)	NM
Impairment of intangibles	-	-	-	-	(3.73)	NM	-	(3.69)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	(0.06)	-	-	-	NM	-	-	NM
Gain (loss) on modification or early extinguishment
of debt, after-tax	(0.03)	-	-	-	-	100.0%	(0.03)	-	100.0%
Adjusted income (loss) from operations	$1.62	$1.56	$1.66	$2.23	$(10.23)	NM	$6.62	$(6.17)	NM